                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                       SUPPLEMENT DATED DECEMBER 5,2008 TO
                        PROSPECTUSES DATED APRIL 28,2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 that describe the following Contracts issued by John Hancock Life Insurance Company or by John Hancock Variable Life Insurance Company:

 Accommodator Variable Annuity              Patriot Variable Annuity
 Accommodator 2000 Variable Annuity         Revolution Access Variable Annuity
 Declaration Variable Annuity               Revolution Extra Variable Annuity
 Independence Variable Annuity              Revolution Value Variable Annuity
 Independence 2000 Variable Annuity         Revolution Value II Variable Annuity
 Independence Preferred Variable Annuity    Wealth Builder Variable Annuity

The John Hancock Trust Money Market Trust and the Money Market Trust B (each a "Money Market Fund," and collectively, the "Money Market Funds") currently participate in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Money Market Funds are Investment Options under variable annuity and variable life insurance contracts (the "Contracts") issued by either John Hancock Life Insurance Company through Separate Account H, U or V, or John Hancock Variable Life Insurance Company through Separate Account I or JF, and the Portfolio's participation in the Program may affect owners of Contracts who have Contract Value invested in the Sub-Account of Separate Account H, Separate Account U, Separate Account V, Separate Account I or Separate Account JF that invests in shares of a Money Market Fund (the "Money Market Sub-Account"). Generally speaking, Contract Owners having Contract Value invested in the Money Market Sub-Account will receive the same potential benefits from the Program as will persons who hold shares of a Money Market Fund directly.

The Program was originally schedule to terminate on December 18, 2008. However, the Treasury announced on November 24, 2008 that the Program was extended through April 30, 2009. On December 3, 2008 the Board of Trustees of the Trust voted to continue to participate in the Program as extended through April 30, 2009 (the "Extended Program"). Other than extending the Program's expiration date and charging an additional fee, the Extended Program does not change any of the terms of the Program which are described below.

In effect (as described in more detail in the Money Market Fund supplement), the Program provides anyone who was a shareholder of a Money Market Fund on September 19, 2008, with a guarantee that if the Portfolio is liquidated during the period in which the Program is in effect as a result of a decline in the value of the Portfolio's shares below $1.00 per share ($10.00 per share in the case of the Money Market Trust), the holder of such shares will receive an amount equal to the difference between the value of the shares on the liquidation date and $1.00 ($10.00 in the case of the Money Market Trust) (the "Share Difference Amount").* The Program only covers shares held by an investor on both September 19, 2008 and the liquidation date. Payments to a Money Market Fund under the Program are also subject to other conditions and restrictions.

Contract Owners having Contract Value invested in the Money Market Sub-Account on September 19, 2008, will receive indirectly the potential benefits of the Program on substantially the same terms as shareholders of the Money Market Funds. More specifically, this means that in the event a Money Market Fund liquidates (as described in the Money Market Fund supplement) and receives payments under the Program, qualifying Contract Owners will be credited with additional Contract Value in an amount equal to the Share Difference Amount attributable to the shares of the Money Market Fund supporting their Contract Value on the liquidation date. Qualifying Contract Owners will only receive this benefit as to the Share Difference Amount attributable to Money Market Fund shares supporting their Contract Value on both September 19, 2008 and the liquidation date.

For more information about the Program and how it may affect you as a Contract Owner, please call John Hancock Annuities at 1-800-344-1029.

                        SUPPLEMENT DATED DECEMBER 5,2008


333-81103       033-82646       333-84767
002-38827       033-82648       333-81127
033-34813       033-64947
033-15672       333-84769


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* Notwithstanding the Program's protection against negative valuations in a
Money Market Fund, the returns of the Money Market Sub-Account in your Contract may become extremely low or possibly negative if the interest rates earned by the Money Market Fund are not sufficient to offset your Contract expense deductions.